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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):

                          June 11, 1999 (June 8, 1999)


                             CONEXANT SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      000-24923              25-1799439
(State or other jurisdiction of        (Commission            (IRS Employer
        incorporation)                 File Number)         Identification No.)


4311 Jamboree Road, Newport Beach, California                  92660-3095
  (Address of principal executive offices)                     (Zip code)



Registrant's telephone number, including area code: (949) 483-4600


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

         Registrant's press release dated June 8, 1999 is filed herewith as
Exhibit 20 and incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


(c) Exhibits.

         20     Press release of Registrant dated June 8, 1999.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            CONEXANT SYSTEMS, INC.
                                            (Registrant)




                                            By  /s/ DENNIS E. O'REILLY
                                                --------------------------------
                                                Dennis E. O'Reilly
                                                Senior Vice President,
                                                  General Counsel and Secretary


Dated:  June 11, 1999




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                                  EXHIBIT INDEX


Exhibit                                                   Sequentially Numbered
Number           Description                                      Page
-------          -----------                                      ----
 20         Press release of Registrant dated June 8, 1999.